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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 6, 1999

                               US DIAGNOSTIC INC.
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             (Exact name of registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)

             1-13392                                     11-3164389
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    (Commission File Number)                            (IRS Employer
                                                      Identification No.)


777 SOUTH FLAGLER DRIVE, SUITE 1201, EAST TOWER,
          WEST PALM BEACH, FLORIDA                                    33401
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(Address of principal executive offices)                            (Zip Code)

Registrant's telephone no. including area code:        (561) 832-0006


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ITEM 5. OTHER EVENTS

On April 6, 1999, the Company announced that it has set its 1999 Annual Meeting of Shareholders for June 10, 1999 and the record date with respect thereto for April 22, 1999. In accordance with the Company's Bylaws, (i) shareholder proposals submitted for inclusion in the Company's proxy statement and form of proxy must be received by the Company no later than April 17, 1999; and (ii) shareholder proposals not submitted for inclusion in the Company's proxy statement and form of proxy shall be considered untimely (and the persons named in the proxies solicited by the Company's Board of Directors may exercise discretionary voting power with respect thereto) if not received by April 17, 1999.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     US DIAGNOSTIC INC.

Dated:  April 7, 1999


                                     By:  /s/ Joseph A. Paul
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                                          Joseph A. Paul
                                          President and Chief Executive Officer







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